EXHIBIT 23(h)

                        CONSENT TO BE NAMED AS A DIRECTOR


         I, Lawrence Coss, hereby consent to be nominated as a director of Conseco, Inc., and to be named as a nominated director in the Form S-4 Registration Statement filed with the Securities and Exchange Commission by Conseco, Inc.



Date: April 24, 1998                            /s/Lawrence Coss
                                                   --------------------------
                                                   Lawrence Coss